SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (or Date of Earliest Event Reported): May 28, 2004



                              MATRIX BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Colorado                      0-21231                84-1233716
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)



700 Seventeenth Street, Suite 2100                                      80202
Denver, Colorado


--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (303) 595-9898.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         -----------------------------------------

         On May 28, 2004, Matrix Bancorp, Inc. reported that the Texas Supreme Court granted the petition for review of Sterling Trust Company vs. Roderick Adderley, et al. In the spring of 2000, a jury verdict was rendered against Sterling Trust Company, the company's subsidiary, which was subsequently affirmed and reversed in part by the Court of Appeals for the Second District of Texas (Forth Worth). There can be no assurance that the Texas Supreme Court will reverse the Court of Appeal's decision or remand for a new trial.

         The Company's press release is attached as Exhibit 99.1.


Forward-Looking Statements

Certain statements contained in this Form 8-K that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "predict," "plan," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of future events described in such forward-looking statements in this report could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: third party claims or actions in relation to the ongoing or future bankruptcies filed by clients or customers; interest rate fluctuations; level of delinquencies; defaults and prepayments; general economic conditions; the occurrence of acts of terrorism, such as the events of September 11, 2001, or acts of war; competition; government regulation; possible future litigation; the actions or inactions of third parties; and other risks set forth in our periodic reports, filings and other public statements, including the Company's current report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2001. Readers should not place undue expectations on any forward-looking statements. We are not promising to make any public announcement when we consider forward-looking statements in this document to be no longer accurate, whether a result of new information, what actually happens in the future or for any other reason.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         99.1     Press Release, dated May 28, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 1, 2004


                                          MATRIX BANCORP, INC.


                                          By:/s/ Allen McConnell
                                             -----------------------------------
                                          Name:  Allen McConnell
                                               ---------------------------------
                                          Title: Senior Vice President
                                                --------------------------------

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

         99.1     Press Release, dated May 28, 2004.